Bruce Byots

Vice President Investor Relations

ServiceMaster

Investor Day Agenda

Bruce Byots, Vice President Investor Relations - ServiceMaster

Strategic Outlook & Marketing Review

8:00 a.m. – 8:45 a.m.

Jon Ward, Chairman & Chief Executive Officer

Ernie Mrozek, President & Chief Financial Officer

Mitch Engel, Chief Marketing Officer

Business Unit Reviews

8:45 a.m. – 9:35 a.m.

Katrina Helmkamp, President, Terminix

Dennis Sutton, President, TruGreen ChemLawn

[Question & Answer Period]

Break

9:35 a.m. – 10:00 a.m.

Investor Day Agenda

Bruce Byots, Vice President Investor Relations - ServiceMaster

Business Unit Reviews

10:00 a.m. – 10:45 a.m.

Rick Ascolese, President, TruGreen LandCare

Albert Cantu, Group President,

ARS/ServiceMaster Clean/Merry Maids

Scott Cromie, President, AHS

Financial Review

10:45 a.m. – 11:30 a.m.

Ernie Mrozek, President & Chief Financial Officer

[Question and Answer Period]

Lunch

11:45 a.m. – 1:00 p.m.

Investor Day Information

Bruce Byots, Vice President Investor Relations - ServiceMaster

Webcast over www.svm.com

Archived on site

Additional hard copy of slides available by request

(contact: bruce.byots@servicemaster.com)

Forward-Looking Statement

This presentation contains statements concerning future results and other matters that may be deemed to be “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. The Company
intends that these forward-looking statements, which look forward in time and include everything other than historical information, be subject to the safe harbors created by such legislation. The Company notes that these forward-
looking statements involve risks and uncertainties that could affect its results of operations, financial condition or cash flows. Factors that could cause actual results to differ materially from those expressed or implied in a forward-
looking statement include the following (among others): weather conditions that affect the demand for the Company’s services; changes in the source and intensity of competition in the markets served by the Company; labor shortages or increases in wage rates; unexpected increases in operating costs, such as higher insurance premiums, self-insurance and health care claim costs; higher fuel prices; changes in the types or mix of the Company’s service offerings or products; increased governmental regulation including telemarketing and environmental restrictions; general economic conditions in the United States, especially as they may affect home sales or consumer spending levels; and other factors described from time to time in documents filed by the Company with the Securities and Exchange Commission.

Bruce Byots, Vice President Investor Relations - ServiceMaster

Bruce Byots

Vice President Investor Relations

ServiceMaster

Jon Ward

Chairman & Chief Executive Officer

ServiceMaster

Jon Ward, Chairman & Chief Executive Officer - ServiceMaster

**We Are Accountable To:**

- Honor God in all we do
- Excel with customers
- Help people develop
- Grow profitably

The ServiceMaster Company

Our Values

Jon Ward, Chairman & Chief Executive Officer - ServiceMaster

We Are Accountable To:
Honor God in all we do
Excel with customers
Help people develop
Grow profitably

The ServiceMaster Company

Our Values: Excel with Customers

Already embraced by thousands of employees

It’s never “the customer” … it’s “ MY customer”

Jon Ward, Chairman & Chief Executive Officer - ServiceMaster

We Are Accountable To:

Honor God in all we do | Excel with customers | Help people develop | Grow profitably

The ServiceMaster Company

Our Values: Growing Profitably

Act as good stewards of our investors’ capital

Constantly improve and innovate

Meet our commitments

Transforming the Customer Experience

Establishing a lasting bond with the customer

Show up on time

Get it right the first time

Stand behind your work

The empowered customer

They know what they want

They know when they want it

They know how they want it

The First-Mover Advantage

Customers are used to “having it their way”

This is an opportunity for a new kind of “first-mover
advantage”

Securing customer loyalty means they will…

Buy from you

Stay with you

Recommend you

Allow you to bring new offerings

Agree to your price because the service received is worth it

Performing as We Transform

We expect revenue growth to be in the mid to high
single digit range and earnings per share growth
at low double digits.

Quantum Leap: Marketing

Fresh, in-depth customer research
on all our brands

Regular satisfaction research
delivers feedback to the local level

Six fully built-out marketing
departments with 4 central support
functions

Expanded brands, sales channels
and increased effectiveness

Customer Insights

Quantum Leap: Technology

Completed and strengthened the IT backbone

New technology for routing and scheduling

New technology for call management

Strengthened and expanded the process and technology of
American Home Shield’s virtual network

Readied ourselves for more applications—GPS, new
technician technology and web-based communications

Quantum Leap: Safety

Company-wide safety effort

We are living our Values… “to do the right thing”

Financial element

Reduction in vehicle collisions

Double-digit decline in lost work days

Reduced severity of incidents

Quantum Leap: Continuous Improvement

Benefits of the Six Sigma program

Pricing

Routing and scheduling

Sales conversion

Helps us live our Values

Reaching and Keeping Customers

Two years ago some asked if the
company was “stuck”…

…we said NO!

Today we’re committed to…

…grow revenues faster than our
markets and the economy as a whole

Systematically Stronger

Two years ago we needed more systematic methods for…

…understanding our customers

…improving our process

…supporting our technicians

…improving safety

…resolving problems

Today we are systematic in our approach…

…and getting stronger

Litmus Test: Predictability of Revenue

Recurring service events

Healthy sales pipeline

Is there predictable revenue?

Litmus Test: Service Experience

Are there recognizable touch-points?

Can you do things the competition can’t do?

Is it possible to brand the entire experience?

Quality of service is noticed and becomes a reason to stay

Being able to answer “yes” to the following:

Are you able to influence the service experience?

Litmus Test: Market Leadership

Ability to achieve sustainable market leadership:

Can you achieve sustainable market leadership?

Powerful marketplace pull-through

Highly desired services with favorable demographics

Ability to have number one position with national footprint

Opportunity to continue to grow share

Litmus Test: Market Leadership

There will always be factors beyond our control

We focus on things we can control

Are you in control of your own destiny?

Superior offerings

Strategies and tactics

Best practices

Technology deployment

Problem-solving tools

TruGreen LandCare & ARS

We understand how they measure against the litmus test

There are strategies to help both businesses

Conversations with the leadership and Board

Where does this leave TruGreen LandCare and ARS?

We are clear about our future course.

We will control our own destiny.

Jon Ward

Chairman & Chief Executive Officer

ServiceMaster

Ernie Mrozek

President & Chief Financial Officer

ServiceMaster

Ernie Mrozek, President & Chief Financial Officer - ServiceMaster

Lawn, Tree & Landscaping
TruGreen ChemLawn
TruGreen LandCare
Termite & Pest Control
Terminix
Home Warranty / Inspection
AHS
AmeriSpec
HVAC / Plumbing
Service Express
AMS
Rescue Rooter
Cleaning / Repair & Restoration
ServiceMaster Clean
Furniture Medic
Maid Service
merry maids.

The ServiceMaster Company

ServiceMaster: a National Presence

5,500 company-owned and franchised services in North America

10.5 million homes and businesses served yearly

100 service calls a minute, every day, every week

Perform as We Transform

Reaching and Keeping Customers

Grow the topline and stop churn

New service offerings

New marketing channels

New sales methods

Expansion in under-penetrated
territories

Continuation of tuck-in
acquisition strategy

Systematically Stronger

We are getting stronger by leveraging…

…the existing overhead infrastructure

…our customer base

…our financial resources

…our knowledge and access to emerging, transformational
technologies

Systematically Stronger

Systematically stronger means…

Using our size and scale to change “the game”

Staying on top of customer trends better

Learning better

Deploying technology better

Training better

In doing so, we build predictability and
reliability into the customer experience.

ServiceMaster Leaders

Represent cross-sections of typically outsourced services

Understand customers’ intersection with our capabilities

Stronger in…

…Delivering services

…Providing desired results

…Changing the total customer experience

Finding new ways to expand the business model

Earning the loyalty of customers we
already have…
… and adding new customers every
day who want to be a part of the
transformed experience.

Ernie Mrozek

President & Chief Financial Officer

ServiceMaster

Mitch Engel

Chief Marketing Officer

ServiceMaster

Mitch Engel, Chief Marketing Officer - ServiceMaster

| Lawn, Tree & Landscaping | Termite & Pest Control |
| --- | --- |
| TruGreen ChemLawn<br>TruGreen LandCare | Terminix |

| Home Warranty / Inspection | HVAC / Plumbing |
| --- | --- |
| AHS American Home Shield<br>AmeriSpec Home Inspection Service | ARS Service Express<br>AMS American Mechanical Services, Inc.<br>Rescue Rooter |

| Cleaning / Repair & Restoration | Maid Service |
| --- | --- |
| ServiceMaster Clean<br>Furniture Medic | merry maids. |

The ServiceMaster Company

Building Competitive Advantage

Mitch Engel, Chief Marketing Officer - ServiceMaster

The ServiceMaster Company

Marketplace Trends

Home services outpacing overall household consumption by
1.5 to 2x’s

More, larger homes and properties…and more important

Aging population, changing
lifestyles and family
structures that favor services

Household penetration
low…and opportune

Mitch Engel, Chief Marketing Officer - ServiceMaster

The ServiceMaster Company

Reaching and Keeping Customers

Mitch Engel, Chief Marketing Officer - ServiceMaster

•

The ServiceMaster Company

New Customer Acquisition

Intersecting with homeowner
needs and mindset

Mitch Engel, Chief Marketing Officer - ServiceMaster

-

The ServiceMaster Company

Successful Customer Relationships

Our expertise on their terms

Mitch Engel, Chief Marketing Officer - ServiceMaster

The ServiceMaster Company

Yellow Pages

The biggest spender…for
good reasons

Went in-house in 2003

$7mm+ impact per year

Tools to more surgically
plan, optimally spend

Building Competitive Advantage in
Reaching Customers

Mitch Engel, Chief Marketing Officer - ServiceMaster

| | |
|---|---|
| Google | msn |
| ServiceMagic | YAHOO! |

The ServiceMaster Company

Building Competitive Advantage in
Reaching Customers

Internet marketing

More homeowners going on-line for services

Leads doubling each year…500,000+

Mitch Engel, Chief Marketing Officer - ServiceMaster

The ServiceMaster Company

Building Competitive Advantage in
Reaching Customers

Database

Our direct mail efforts more than
tripled since 2002

Building a proprietary database of
America’s homes

Mitch Engel, Chief Marketing Officer - ServiceMaster

ServiceMASTER
"Schedule any home service and leave the work to us."
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pest free
running smoothly
looking good
Install the Brink's Home Security Standard System for only $49.00*
BRINKS HOME SECURITY
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FREE Pest Evaluation & Save 10%* on Termite Protection
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The ServiceMaster Company

Building Competitive Advantage in
Meeting Customers on Their Terms…

On-line service functions

Shortening the purchase process

Building Competitive Advantage

Mitch Engel

Chief Marketing Officer

ServiceMaster

Additional Marketing Information About Marketplace Trends

Underlying Home Services Growth Fueled by Demographics and Lifestyle

CGR, 1995 – 2003

Total

Per HH

All consumer expenditures

4.3%

2.7%

All home services

5.7%

3.8%

SVM categories

6.4%

4.8%

Home Ownership Is Growing and More Important

‘99

‘03

‘07 (Proj)

SFDUs

62.1mm

65.2mm

68.3mm

% adult as homeowners

66.9%

68.3%

69.7%

Median home size (sq ft)

1,795

1,822

1,849

Median new home size (sq ft)

1,956

2,202

2,479

Lot size, 1/ 4 acre+

58.5%

61.0%

63.5%

Ratio, home value to income

2.3

2.7

3.2

% of income on home maintenance

1.80%

1.88%

1.96%

(Sources: American Housing Surveys, Consumer Expenditure Surveys)

Aging Population Feeds to Home Services Strength

1997

2004

2010 (Proj)

Household Head1

SVM Useage

Index (‘04)

# (mm)

%

# (mm)

%

# (mm)

%

18-34 yrs.

62

27.5

25%

6.3

25%

27.6

23%

35-54 yrs.

103

45.3

42%

47.6

42%

52.6

44%

55-74 yrs.

136

25.2

23%

28.1

25%

28.9

24%

75+ yrs.

134

10.4

10%

11.7

10%

11.5

10%

(Source: Consumer Expenditure Surveys)

1 All Households (including renters, multi-housing &SFDUs)

Less Traditional Household Structures Favor Home Services

Household Composition

1999

2003

2007 (Proj)

Current Index
HH Services

#

%

#

%

#

%

Married, 1 working

104

22mm

20%

24mm

20%

26mm

21%

Married, 2 working

132

35mm

32%

38mm

33%

42mm

34%

(Source: Consumer Expenditure Surveys)

Yet Categories Remain Highly Fragmented and Under-Penetrated

199,000+

Residential

Category Size

% Household
Using Service
Provider per Year

# Competitors

SVM Mkt Share
(Rank)

Lawn

Fertilization

$4.1 B

13%

5,000 – 7,000

22.0%

(1)

Pest & Termite

5.6 B

13%

18,000 – 20,000

22.0%

(1)

HVAC

16.8 B

13%

1.8%

(2)

Plumbing

9.5 B

11%

2.0%

(4)

House Cleaning

2.3 B1 (9.0 B)

6%

10,000 – 12,000

11.0%

(1)

Carpet Cleaning

1.2 B

8%

8,000 – 9,000

5.0%

(3)

Home Warranty

1.3 B

4%

Less than 50

35%

(1)

1 Reflecting housecleaning thru professional companies. With independents, category exceeds $9 billion. (Source: various)

Katrina Helmkamp

President

Terminix International

Revenue Mix

Katrina Helmkamp, President - Terminix International

Termite

Pest

Renewals

New Sales

Other

Sub

Bait

Liquid

Footprint and Revenues

47 states, 30 countries

~350 company-owned locations, ~25 franchises in U.S.

Approximately 10,000 associates, 7,000 trucks

More than 2 million homes and businesses

$1.1 billion customer level revenue

$997 million earned revenue

80% from residential customers

20% from commercial customers

Katrina Helmkamp, President - Terminix International

Terminix 22%
Orkin 14%
Ecolab 4%
~20,000 Others
60%

The ServiceMaster Company

Market Share and Market Opportunity

Katrina Helmkamp, President - Terminix International

Category
Household
Penetration 12%

Growth Goals

Increase market share from
22% to 32%

Grow overall category by
attracting non-users

Grow from $1 billion to $2
billion in next 8-10 years

Katrina Helmkamp, President - Terminix International

Terminix Household Penetration (%)
3.3%
3.1%
2.2%
3.5
3.0
2.5
2.0
1.5
1.0
0.5
0.0
Small
Medium
Large

The ServiceMaster Company

Lowest Penetration in Large Markets

< 250K SFDUs

250-500K SFDUs

> 500K SFDUs

Katrina Helmkamp, President - Terminix International

Worth $300
million in
incremental
revenues to
grow this from
2.2% to 4.0%
penetration

8%
7%
6%
5%
4%
3%
2%
1%
0%
R² = 80%
0
3
6
9

The ServiceMaster Company

Sales Force Coverage(2)

Large Markets ( >500K SFDUs)

Terminix

Household

Penetration(1)

(1)

Terminix customers / all census SFDUs

(2)

# of Terminix salespeople per 100K SFDUs

Sales Force Coverage Matters

Katrina Helmkamp, President - Terminix International

Faster Growth with Increased Staffing

9 large markets with
increased staffing

13 large markets with
increased staffing and
additional branches/satellites

5

10

Katrina Helmkamp, President - Terminix International

Percentage
point growth
in termite
units over
and above
average
division unit
growth

140
120
100
80
60
40
20
0
130
6
4
25
2001
2002
2003
2004

The ServiceMaster Company

Acquisition History

$MM

Katrina Helmkamp, President - Terminix International

Customer Retention (%)
77
80
88
91
Pest
Termite
Today
Target

The ServiceMaster Company

Room to Improve Retention

Katrina Helmkamp, President - Terminix International

95

90

85

80

75

70

Scheduling

Experience with
Technician

Sales Rep

70

79

1.8

Ease of reaching right person

Ability of that person to solve
problem

Willingness to work with
customer

Resolving problem quickly

Resolving problem
completely

Following up to ensure
resolution

Source: Fall 2004 national report

0.1

Service

Agreement

73

0.5

Guarantee

75

1.1

70

1.4

79

Pricing

64

0.6

Invoice

79

0.2

Problem

Resolution

45

1.6

Impact on overall CSI

Subscore

Voice of the Customer

Customer
Satisfaction
Index

(CSI)

Katrina Helmkamp, President - Terminix International

100
90
80
70
60
50
40
30
20
10
0
44
48
49
2004
Q1 '05
Q2 '05

100
90
80
70
60
50
40
30
20
10
0
76
81
80
2004
Q1 '05
Q2 '05

The ServiceMaster Company

Year-to-Date Improvement

(1) August-December monthly monitoring (will not match Fall 2004 national report)

Problem Resolution

Customer Satisfaction

(1)

(1)

Katrina Helmkamp, President - Terminix International

Stop
Spiders
In
TERMINIX

Exterior
Pest Control
Service
1-800-TERMINIX

The ServiceMaster Company

Brag or Bag & Flag

Brag

Face-to-face conversation with
customer to explain treatment,
answer questions

Bag

Door hanger bag with service
ticket plus brochures, notes

Flag

Visual announcement that we
provided a complete service

Katrina Helmkamp, President - Terminix International

Reorganization

Before

23 regions

14 branches per region
on average, 32 max

Katrina Helmkamp, President - Terminix International

After

42 regions

8 branches per region
on average, 11 max

2005
2004
Jan
Feb
Mar
Apr
May
June

2005
2004
Jan
Feb
Mar
Apr
May
June

The ServiceMaster Company

Dollar Productivity per Technician

Pest Control:  +9% YTD

Termite Control:  +13% YTD

Katrina Helmkamp, President - Terminix International

SmartTruck Pilots

Reduced fuel costs

Reduced maintenance costs

Likely safety and productivity benefits

Updated information sent to technician handhelds

Evaluating for 2006/2007

    rollout

Katrina Helmkamp, President - Terminix International

Consolidated Inside Pest Sales Centers

Katrina Helmkamp, President - Terminix International

Dallas Region Inside Pest Sales Center

Design

Consolidates inside pest
sales from 8 branches

Adds dedicated
supervisor

Results First 4 Months

Reduced headcount by 30%

14    8 in region

Additional supervisor

Additional 1 in Memphis

Increased sales

$500,000 over prior year

More than 30% increase

Katrina Helmkamp, President - Terminix International

Top Priorities

Accelerated growth

Units

Market share

Household penetration

Customer retention

Accountability and consistency

High single digit revenue growth

Modest margin improvements

20-50 basis points/year

Katrina Helmkamp, President - Terminix International

Katrina Helmkamp

President

Terminix International

Dennis Sutton

President

TruGreen ChemLawn

TruGreen ChemLawn

The world’s largest lawn care company

2004 revenue = $980 million

Commercial 15%

Residential 85%

Dennis Sutton, President - TruGreen ChemLawn

The ServiceMaster Company

Market Share Review

23% market share of $4.2 billion industry

Seven times larger then the closest competitor

Others 77%

TGCL 23%

Dennis Sutton, President - TruGreen ChemLawn

The ServiceMaster Company

Corporate Overview

Senior leadership team

14 people

200 years of experience

Industry leader in lawn care
technology

46 states and Canada,
200+ company-owned locations,
and 50+ franchised locations

Dennis Sutton, President - TruGreen ChemLawn

The ServiceMaster Company

Reaching and Keeping Customers

Dennis Sutton, President - TruGreen ChemLawn

The ServiceMaster Company

Where We Were

90% of sales through
telemarketing channel

10% through other channels

Dennis Sutton, President - TruGreen ChemLawn

The ServiceMaster Company

Where We Are

A business that markets lawn care services through a
mixture of marketing channels

Consultative selling

Direct mail

Internet

Yellow Pages

Telemarketing

Dennis Sutton, President - TruGreen ChemLawn

The ServiceMaster Company

Neighborhood Marketing

Free estimates and analysis

Guides potential clients to begin thinking about lawn care
needs

Helps bridge the telemarketing gap

Number of Neighborhood Marketing Reps

2005

2000

1500

1000

500

0

2004

2005

2006

Dennis Sutton, President - TruGreen ChemLawn

The ServiceMaster Company

Neighborhood Marketing Sales Increase

90,000

280,000

400,000

0

50,000

100,000

150,000

200,000

250,000

300,000

350,000

400,000

450,000

2004

2005

2006

Dennis Sutton, President - TruGreen ChemLawn

The ServiceMaster Company

Improved Direct Mail Channel

Brand positioning and marketing = increased inquiry sales

Highest retention rate of all channels

125,000

275,000

0

50,000

100,000

150,000

200,000

250,000

300,000

2002

2005

Dennis Sutton, President - TruGreen ChemLawn

The ServiceMaster Company

Multiple Channel vs. Telemarketing

Multiple channels = record sales

April 2005 reached a new record of
70,000 sales in one week

Sales result in higher customer
loyalty and retention

Change is Around the Corner

Before…

…sold services when it was convenient for us

In 2006…

…bundling and selling services when it’s right for the customer

TruGreen ChemLawn’s sales force is no longer just
a sales force…

It’s a sales-and-retention force

Dennis Sutton, President - TruGreen ChemLawn

The ServiceMaster Company

New Focus: Keeping Customers

Why:

Telemarketing made replacing customers easier

Today our business is based on repeat customers

How:

Intelligent, data-driven understanding of the customer

Reward:

Steady improvement in domestic customer retention

…2004 = 62%

…2008 = 70% target

Dennis Sutton, President - TruGreen ChemLawn

The ServiceMaster Company

New Touch-Points

Lawn Quality Audit (LQA)

Preformed during the new customer’s first season

Free service

Illustrates to the customer that we are…

…attentive and involved

…listening and acting on their concerns

…evaluating the condition of their lawn and landscapes

…reminding them of the value we provide

Dennis Sutton, President - TruGreen ChemLawn

The ServiceMaster Company

Attending to the Valuable Customers

Found that 20% of customers are
uniquely valuable to the company

Very Special Customers will receive:

Higher prepayment discounts

Recognition by customer service
representatives

A proactive LQA by management

Dennis Sutton, President - TruGreen ChemLawn

The ServiceMaster Company

Keeping Customers, Keeping Employees

Employee retention techniques

7% employee turnover reduction in 2005

Improved day-to-day experiences of
employees, allows them to focus on the
experience of the customer

Dennis Sutton, President - TruGreen ChemLawn

The ServiceMaster Company

Building the Brand Platform

Superior Service, Visible Results

Starting in 2006

Automatic renewal of services for customers

New payment options

Eliminating frequent up-sell campaigns

Dennis Sutton, President - TruGreen ChemLawn

The ServiceMaster Company

Problem Resolution Automation

Customers will be serviced within 48 hours

Action will be taken on every problem

Seven to 10 day follow-up satisfaction call

Dennis Sutton, President - TruGreen ChemLawn

The ServiceMaster Company

Six Sigma Impact: Pre-notification

Alternative pre-notification service

Piloted in 3 regions

Pre-season schedule of service followed up with reminder
postcards

Customers love it

Will offer service country-wide in 2006

90% reduction of out-going calls

Dennis Sutton, President - TruGreen ChemLawn

$
$
$
$
$

The ServiceMaster Company

Six Sigma Impact: Pricing

New pricing guidelines

Reduced discounting

Selective price increases to certain
customer bases

Result:

2% increase in Average Application Price

Strategy and resources to be used
throughout 2006

Dennis Sutton, President - TruGreen ChemLawn

The ServiceMaster Company

Six Sigma Impact: Productivity

Improved productivity through routing and scheduling

Pilot program in 5 locations and 2 regions

Average improvement of 1.7 additional customer visits per day, per technician

10% efficiency gain split between company and employee

Productivity = More Revenue AND Increased Job Satisfaction

We are on a journey to re-create who
TruGreen ChemLawn is as a business.

Dennis Sutton

President

TruGreen ChemLawn

Rick Ascolese

President

TruGreen LandCare

The Leader With Room to Grow

Largest landscape company in
North America

Most commercial customers

Widest variety of services

Highly fragmented industry of
60,000 companies

Rick Ascolese, President - TruGreen LandCare

Business Overview

Market/Competition

Total Market: $14bn

Service Line Revenue

Revenue: $440mm

Rick Ascolese, President - TruGreen LandCare

Snow Removal

5%

Nursery Sales

5%

Seasonal Up-

Sells 35%

Base

Maintenance

55%

Others 94%

Brickman 3%

TGLC 3%

Eliminating Roll-Up Variances

Unification across the company

Rick Ascolese, President - TruGreen LandCare

Systematically Stronger Sales System

Only TruGreen LandCare has this kind of professional,
synchronized and target driven sales organization.

Rick Ascolese, President - TruGreen LandCare

Aggressive Growth Targets

Double our market
   share by 2011

Double our sales by 2011

Millions

2005

2011

Rick Ascolese, President - TruGreen LandCare

$0

$100

$200

$300

$400

$500

$600

$700

$800

$900

2005

2011

3%

6%

Systematically Stronger Sales System

Grew from 2 divisions to 5

Separated sales from operations

Upgrading sales force

Revenue Drivers

Accelerated growth in maintenance base

Upgraded sales force and management

Implementation of all sales tools

Selective targeting and centralized prospect generation

Improved leverage of lawncare reps and customer base

Rick Ascolese, President - TruGreen LandCare

Identifying the Right Customers

$30,000 - $50,000 is our target

More profitable

Better retention

Less administrative support

Fewer jobs per manager allows for
greater focus on customer
relationships

Rick Ascolese, President - TruGreen LandCare

Key Drivers of Sales Plan

Client Relationship

Sales Force Capability

CRM sales management programs

“TAMS”

Activity tracking

Contact management

Selection/evaluation tools

21-day new hire training

30/60/90 day sales planning

Regional sales manager upgrade & training

Combo reps

Streamlined TGBid process

Database-driven lead
generation tools

Lead Sourcing

Accountability Tools

Pipeline reporting

Compensation
structure

Benchmarking sales
activity

Sales goals

Sales targets

Rick Ascolese, President - TruGreen LandCare

Systematically Stronger Operations

Director of college recruiting

Increased participation in ACCEL

Six Sigma: “right-size” branches

Six Sigma: standardizing labor
ratios across the company

TAMS (Total Account Management
System)

LQAs (Landscape Quality Audits)

Rick Ascolese, President - TruGreen LandCare

Key Drivers of Retention Plan

LQA Management

Portfolio Management

Reporting

KPIs

Problem resolution

“TAMS”

Target accounts

Enhancements

Profitability

National account nuances

“TAMS”

Customer expectations

Contacts

Activity

Audits

Relationship Management

Focus

Compensation alignment

Top 25 customers

Retention by region

Rick Ascolese, President - TruGreen LandCare

Customer Retention

Customer Retention as our DNA

Motivating Customer Retention
through compensation

40% of bonus plan tied to
Customer Retention

Rick Ascolese, President - TruGreen LandCare

Purpose

 Focus

Urgency

Rick Ascolese, President - TruGreen LandCare

Rick Ascolese

President

TruGreen LandCare

Albert Cantu

Group President

ARS, ServiceMaster Clean, Merry Maids

Albert Cantu, Group President - ARS, ServiceMaster Clean, Merry Maids

AMERICAN RESIDENTIAL SERVICES L.L.C.

ARS Service Express

RESCUE ROOTER.

---

ServiceMASTER Clean®

---

merry maids®

The ServiceMaster Company

Albert Cantu, Group President - ARS, ServiceMaster Clean, Merry Maids

AMERICAN RESIDENTIAL SERVICES L.L.C.

ARS Service Express

RESCUE ROOTER

The ServiceMaster Company

American Residential Services

ServiceMaster’s largest and most fragmented industry

3 largest providers represent only 5% of entire industry

Albert Cantu, Group President - ARS, ServiceMaster Clean, Merry Maids

American Residential Services L.L.C
Service Express | Rescue Rooter
The ServiceMaster Company

Service Line Diversification

Plumbing &

Drain Cleaning

39%

New

Construction

24%

Replacement

23%

Maintenance

14%

Systematically Stronger

Talent and tactics from route-based businesses

Build solid and repeatable foundation at every branch

Sales

Service

Customer acquisition

Building Bench Strength

Finding, hiring and training effective
branch managers

Recruiting

Assessment

Selection

Hiring

Develop consistent skill sets to
enable replication

REPLICATION

Albert Cantu, Group President - ARS, ServiceMaster Clean, Merry Maids

AMERICAN RESIDENTIAL SERVICES L.L.C

The ServiceMaster Company

Building Sales

Bringing talent from Terminix and
TruGreen

Bringing proven metrics and tactics

Creating a consistent and effective
ARS sales process

Common practices have improved
discounting performance by 44%

Albert Cantu, Group President - ARS, ServiceMaster Clean, Merry Maids

Home Service Plan

The ServiceMaster Company

Building Sales with Recurring Revenue

Home Service Plans (HSPs)

Smooth out volatility

Differentiate us from competition

New way to compete

Albert Cantu, Group President - ARS, ServiceMaster Clean, Merry Maids

AMERICAN RESIDENTIAL SERVICES L.L.C

Service Express RESCUE ROOTER

The ServiceMaster Company

The Focus at ARS

Using knowledge from branch-based
businesses to standardize HVAC and
plumbing operations

Merry Maids

Leading provider of domestic house cleaning in U.S.

Serving 48 states

62 company-owned locations

775 franchised locations

Albert Cantu, Group President - ARS, ServiceMaster Clean, Merry Maids

•

merry maids

The ServiceMaster Company

Others 89%

Merry Maids

11%

Market Overview

Market penetration: $2.2 billion market (not including “gray”
market of independent maid service)

Albert Cantu, Group President - ARS, ServiceMaster Clean, Merry Maids

merry maids.

The ServiceMaster Company

The Value of a Merry Maids Account

Year-round business—no “season” to home cleaning

$2,200+ annual revenue per customer for 26 visits annually

Albert Cantu, Group President - ARS, ServiceMaster Clean, Merry Maids

merry maids.

The ServiceMaster Company

Brand Positioning

1.

Want their house clean

2.

Want the same team week after week

3.

Want security

Merry Maids are the ones to call on for
trusted help.

Albert Cantu, Group President - ARS, ServiceMaster Clean, Merry Maids

•

merry maids.
The ServiceMaster Company

Best Practices

Using best practices from sister branch companies has
already produced:

Growth rate at 62
company-owned branches

Growth rate in
franchise segment

>

Albert Cantu, Group President - ARS, ServiceMaster Clean, Merry Maids

- 
- 
-

merry maids.

The ServiceMaster Company

Building Bench Strength

Using same candidate selection process as sister company

Build scale in business support

Once bench strength is in place, we’ll focus on helping franchisees run their business…or buy their business back from them

Albert Cantu, Group President - ARS, ServiceMaster Clean, Merry Maids

•

ServiceMASTER Clean®

The ServiceMaster Company

ServiceMaster Clean

Cleaning and disaster restoration for 50+ years

Service Line Diversification

Disaster Restoration

Business Services

Residential Carpet & Upholstery Cleaning

Furniture Medic

Reaching and Keeping Customers

Disaster Recovery opportunity

Selling to insurance companies

Service guarantee

Electronic claims processing
and estimating capabilities

Growing Disaster Recovery

Increase sales efforts

Opportunities And Challenges

ARS

Bringing branch-oriented operating discipline to deliver stable revenue and profit growth

Merry Maids

Develop a branch-oriented model and build bench strength

Acquisition of franchisees

ServiceMaster Clean

Reaching and keeping customers

Albert Cantu

Group President

ARS, ServiceMaster Clean, Merry Maids

Scott Cromie

President & Chief Operating Officer

American Home Shield

Going Strong at AHS

America’s largest home warranty company

Strongest growing ServiceMaster brand for the past 5 years

Top performing ServiceMaster brand in Return on Invested
Capital at over 30%

Our service business produces an operating margin of 14%—
before portfolio returns are factored in

Business Overview

Serve over 1.2 million homeowners
in 49 states

1-year renewable service contract
on household appliances and
mechanical systems

Market Share and Market Opportunity

Household

Penetration

4%

AHS

Market

Share 37%

AHS Business Model

Acquire
Customers
from Multiple
Channels

Use Warranty
and Experience
Great Service

RENEWALS

Renewals = 55% of revenues and majority of profits

Billion Dollar Goal

$1B

$500M

$0

2011

2005

$1,000,000,000

Reaching and Keeping Customers

Real Estate

Direct-to-Consumer

Service Operations

Reaching and Keeping Customers

Retention/Renewals

Real Estate is Key Growth Engine

Profitable channel

Real estate driven by

trigger event: opens

people up to try new

things, such as a home

warranty

Sales efficiency:

Realtors do the selling

for us

AHS is a Value-Add for Realtors

% Citing as very important

0

10

20

30

40

50

60

70

saves agent

involvement

facilitates home sale

negotiation

enhances service

package

repeat business

association with a

respected firm

Organizational Changes

Five divisions instead of 2: target geographic regions and

improve management team

National Accounts: focus on big customers

Sales Operations team: lighten administrative load on

producers and keep them selling

Hiring people who fit our profile: fill out beefed-up sales

organization

Reaching New Real Estate Customers

Stronger sales processes

+

New training modules

=

+

Tweaked compensation plans

Scott Cromie, President & Chief Operating Officer - American Home Shield

Direct-to-Consumer Sales

The ServiceMaster Company

Direct-to-Consumer Market

First-year sales to homeowners not buying or selling a home

Sales generated through 3rd party relationships and activities such as direct mail

Increases in high teens in past
2-3 years

Direct marketing

Direct-to-Consumer Opportunities

70 million non-moving households—10x larger than the 6
million or so homes bought and sold each year

Sustain outstanding growth rate

Consumer warranty sales are profitable—renewal rate is
double that of first-year real estate sales

Strong Service Operations

Local, independent contractors are
monitored monthly for quality

AHS has set the bar with contractor
network

Customer satisfaction in the 80%
range

Effective use of technology

14% OPERATING MARGIN

Customer Retention

Renewals represent over half of revenues

VP-level leader dedicated to customer loyalty and retention

Problem Resolution is a key driver of renewal rates

Renewals
55%

What’s Important to Homeowners

Setting expectations—making it easier for homeowners to
understand warranty

Service reps—higher level of training and more authority to
resolve customer issues

Follow-up calls—building capacity
to 100%

Management incentives—supervisors
and managers now have a piece of
their bonus tied to our problem
resolution performance

Experience is Key at AHS

Seasoned and enthusiastic management team

Management knowledge that comes from years of
experience

Willing to invest for the
future, take risks, drive
for long-term results

Leaders for 34 years and
still going strong

Scott Cromie

President & Chief Operating Officer

American Home Shield

Ernie Mrozek

President & Chief Financial Officer

ServiceMaster

American Mechanical Services

American Mechanical Services
Company Profile

HVAC and Electrical Contractor

Commercial and Government Sector

20 locations in 7 States

2004 revenues of $212 million

Profitable Business; Rebounding from Cyclical Downturn

Experienced Management Team

HVAC

Electrical

Installation /
Retrofit Projects

Service &
Maintenance

Ernie Mrozek, President & Chief Financial Officer - ServiceMaster

AMS[SM]

AMERICAN MECHANICAL SERVICES

The ServiceMaster Company

American Mechanical Services
Key Growth Sources

Capitalizing on sector recovery

Increasing service base

Expanding government work

ServiceMaster

The ServiceMaster Company

Performing as we transform

Attractive and sustainable economic model

Strong growth prospects

Compelling investment opportunity

Performing as We Transform
Gaining Traction on Initiatives

Increasing access to customers

Diversification of sales channels

Geo-expansion and continued tuck-ins

Strengthening customer loyalty

Improving retention rates and satisfaction scores

Improving price realization

More effective strategies / Six Sigma support

Reducing safety-related costs

Internal Revenue Growth

Performing as We Transform
Accelerating Revenue Growth

2000

2001

2002

2003

2004

0.00%

1.00%

2.00%

3.00%

4.00%

5.00%

6.00%

7.00%

8.00%

Performing as We Transform
 Achieving Double Digit Profit Growth(1)

(1)

Aggregate growth over the 8 quarters ended 6/30/05

(2)

Comparable basis, excluding unusual items

+14.3%

+7.4%

Revenue

EPS (2)

Performing as We Transform
 Generating Excellent Shareholder Returns

0%

2%

4%

6%

8%

10%

12%

14%

16%

18%

SVM

S&P 500

Dow

Total Returns for Two Years Ending 6/30/05

16%

12%

9%

Attractive and Sustainable Economics
Compelling Business Model

Leading positions in growing markets

Significant recurring revenue base

Relatively low risk

Exceptional cash flows

Strong returns on invested capital

Lowest level of debt in
eight years

New 5 year, $500 million
revolver provides
significant flexibility

Commitment to
investment grade status

Total Debt

$ millions

* As of 6/30/05

Attractive and Sustainable Economics
 Strong Balance Sheet and Financial Flexibility

$0

$200

$400

$600

$800

$1,000

$1,400

$1,600

$1,800

$2,000

1999

2001

2003

2005 *

$1,200

Attractive and Sustainable Economics
Cash Flow Consistently Exceeds Net Income*. . .

  * Comparable basis, excluding unusual items

Cash From Operations

Net Income

$ millions

Cash from Operations

Multiple           2.2X                       1.8X                      2.2X

Average

2.1X

$0

$50

$100

$150

$200

$250

$300

$350

$400

2002

2003

2004

•

Attractive and Sustainable Economics
. . . and is Based on Reliable Fundamentals

  Note:  Net income excludes unusual items

$ millions

Cash from Operations

Multiple           2.2X                          1.8X                          2.2X

Average

2.1X

Low fixed asset
requirements

Significant prepayments

Quick accounts receivable
turnover

Minimal inventories

Recurring deferred tax
benefit

$0

$50

$100

$150

$200

$250

$300

$350

$400

2002

2003

2004

Fundamentals

•

Attractive and Sustainable Economics
Significant Annual Deferred Tax Benefit of $.20 per share;(1)
Not Included In EPS

(1)

Assumes 2006 – 2012 Estimate of $60 Million and 305 Million Diluted Shares Outstanding

(2)

Excludes Impact from IRS Settlement

Annual
Average

$ millions

$0

$20

$40

$60

$80

2002

2003

2004(2)

2005E(2)

2006 - 2012

Highlights

34 years of consecutive
growth

Plan future increases

3.2% current yield;
substantially above
market averages

Supplemented by share
repurchases

Attractive and Sustainable Economics
Strong Dividend History and Commitment

1970 - 2004

0.00

0.05

0.10

0.15

0.20

0.25

0.30

0.35

0.40

0.45

Attractive and Sustainable Economics
Business Generating Strong Returns; Exceeding Cost of Capital

0%

5%

10%

15%

3 Year Average Through 2004

2004

9% Cost
of Capital

Return on Invested Capital

Strong Growth Prospects
3-5 Year Business Unit Growth Targets*. . .

10-20 bps per year

Mid-single

TruGreen ChemLawn

Maintain at current levels

High-single to low-double

ServiceMaster Clean / Merry Maids

100-150 bps per year

Low to mid-single

ARS/AMS

Maintain at current levels

Low to mid-double

AHS

20-50 bps per year

High-single

Terminix

100-200 bps per year

Mid-single in ’06; High-single
thereafter

TruGreen LandCare

Change in Operating
Margins

Revenue
(% Growth Rate)

Business

* Post 2005

. . . Support Strong Sustainable Growth;

      Revenue:   Mid to high-single digit

                                                   EPS:   Low-double digit

Strong Growth Prospects
Key Factor Cost Challenges Continue

Modified Deductibles / OOP

Expanded Employee Choice

Increased Education

   Inflation Impact

Routing & Scheduling

GPS

Evaluating Hybrid Trucks

$(0.03)

$75 million

Fuel

Mitigating Actions

Estimated ’05

Incremental
Impact

Current
Costs*

* 2005 estimate

$70 million

$(0.02)

Healthcare

Strong Growth Prospects
Targeted Profit Accelerators are Significant, and Include . . .

$0.03 - $0.04

$15 - $20

15% - 20%

Safety and Insurance

$0.06 - $0.08

$30 - $40

3% - 4%

Strategic Sourcing

$0.06 - $0.12

$30 - $60

5% - 10%

Tech Productivity

EPS Impact

$ Millions

Targeted
Benefit*

*Targeted annual benefit over time

Strong Growth Prospects
Technician Management Will Improve Customer Service
and Productivity…

Tools

Routing/scheduling tools

GPS

Handheld devices

Outcomes

Drive time reduction

Fewer technicians

Smaller fleet

Reduced fuel consumption

Improved safety

Higher customer satisfaction

More on-time arrivals

More informed technicians

Right materials to fix the problem

Higher employee satisfaction

Better tools

Less administrative work

Higher earnings potential

5%–10% improvement would yield $30 - $60 million in annual productivity benefits

Technician Labor

74%

Vehicles

26%

Strong Growth Prospects
 . . . and Favorably Impact $560 Million in Service Delivery Costs
at Terminix and TruGreen ChemLawn

Strong Growth Prospects
Significant Additional Upside From Sourcing Efforts

3%–4% improvement would provide $30 - $40 million in additional annual savings

Other

Marketing

Occupancy

IT & Telecom

Vehicle &

Equipment

Chemicals/

Materials

Total spend = $1 billion

Telecom

Material and
Product Costs

Vehicles

Printed Materials

Occupancy

Fleet Redesign

Past Successes

Future Opportunities

0

25

50

75

100

125

Current Costs

Targeted Costs

Strong Growth Prospects
Additional Improvements in Safety and Insurance

$ millions

Key Drivers

Safety culture

Technician involvement

Back-to-Work programs

Technology aids

Claims management

CONSISTENT FOCUS

15%–20% improvement would yield $15 - $20 million in  annual savings

A Compelling Investment Opportunity

Large, expanding markets

Favorable demographic trends

Low household penetration

Large, expanding markets

Strong competitive position

Best brands

Leading position

Unmatched geographic footprint

Solid customer satisfaction

A Compelling Investment Opportunity

Large, expanding markets

Strong competitive position

Compelling business model

Recurring revenue

Low volatility

Relatively low risk

Exceptional cash flows

A Compelling Investment Opportunity

Large, expanding markets

Strong competitive position

Compelling business model

Multiple growth accelerators

Expanding sales channels and methods

Improving customer loyalty

Increasing market penetration

Enhancing productivity through technology

Effective cost controls

A Compelling Investment Opportunity

Large, expanding markets

Strong competitive position

Compelling business model

Multiple growth accelerators

Excellent dividend and total return

A Compelling Investment Opportunity

Ernie Mrozek

President & Chief Financial Officer

ServiceMaster

Reconciliation of Non-GAAP Financial Measures

(Amounts in thousands, except per share data)

Within this investor presentation, ServiceMaster has provided certain non-GAAP (Generally Accepted Accounting Principles) measures. ServiceMaster does not intend for the information to be considered in isolation or as a substitute for the related GAAP measures. ServiceMaster believes that these non-GAAP measures provide an important perspective on the performance of ServiceMaster’s continuing operations.

The calculation of growth over the 24 months ended June 30, 2005 in revenue and diluted earnings per share from continuing operations on a comparable basis, before unusual items is as follows:

	Revenue			Revenue
2005 Second Quarter	$1,174,112		2003 Second Quarter	$1,031,470
2005 First Quarter	782,309		2003 First Quarter	712,343

2004 Fourth Quarter	859,094		2002 Fourth Quarter	787,231
2004 Third Quarter	1,053,867		2002 Third Quarter	987,757
2004 Second Quarter	1,088,716		2002 Second Quarter	1,013,777
2004 First Quarter	756,891		2002 First Quarter	711,956

2003 Fourth Quarter	806,510		2001 Fourth Quarter	816,098
2003 Third Quarter	1,018,263		2001 Third Quarter	959,438

	$7,539,762			$7,020,070		7.4%	Growth

	EPS			EPS
2005 Second Quarter	$0.27		2003 Second Quarter	$0.22
2005 First Quarter	0.04		2003 First Quarter	0.02

2004 Fourth Quarter	0.08	Note (1)	2002 Fourth Quarter	0.06
2004 Third Quarter	0.23		2002 Third Quarter	0.21
2004 Second Quarter	0.24		2002 Second Quarter	0.23	Note (1)
2004 First Quarter	0.04		2002 First Quarter	0.03

2003 Fourth Quarter	0.08		2001 Fourth Quarter	0.10	Note (1)
2003 Third Quarter	0.22	Note (1)	2001 Third Quarter	0.18	Note (1)

	$1.20			$1.05		14.3%	Growth

Note (1): Reconciliations of diluted earnings per share from continuing operations on a comparable basis, before unusual items to its most directly comparable financial measure under GAAP for the periods noted above are as follows:

	Fourth Quarter 2004		Third Quarter 2003		Second Quarter 2002
Reported income from continuing operations	$173,565	$0.57	$(316,526)	$(1.08)	$61,625	$0.20
IRS tax agreement	(149,722)	(0.49)
Impairment charge	–		383,152	1.30
Premium paid on public bond repurchase	–		–		9,229	0.03
Income from continuing operations on a comparable basis, before unusual items	$23,843	$0.08	$66,626	$0.22	$70,854	$0.23

	Fourth Quarter 2001		Third Quarter 2001
Reported income from continuing operations	$(270,544)	$(0.90)	$43,945	$0.14
Impairment charge	279,393	0.94
Premium paid on public bond repurchase	9,425	0.03
Elimination of amortization expense under SFAS 142	10,450	0.03	10,445	0.04
Income from continuing operations on a comparable basis, before unusual items	$28,724	$0.10	$54,390	$0.18

A reconciliation of income from continuing operations on a comparable basis, before unusual items to its most directly comparable financial measure under GAAP for the years ended December 31 are as follows:

	2004	2003	2002
Reported income from continuing operations	$324,057	$(221,975)	$157,303
IRS tax agreement	(149,722)
Impairment charge		383,152
Premium paid on public bond repurchase			9,229
Income from continuing operations on a comparable basis, before unusual items	$174,335	$161,177	$166,532

A reconciliation of the 2004 deferred tax benefit, excluding the impact of the IRS tax agreement to its most directly comparable financial measure under GAAP is as follows:

2004
Reported deferred income tax expense	$91,639
Favorable tax payment timing difference related to IRS agreement	(25,000)
Adjusted deferred tax expense	$66,639

Return on Invested Capital (ROIC) is calculated as the annual return (income from continuing operations on a comparable basis, before unusual items as computed above plus after-tax interest expense) divided by the four-quarter average of invested capital (total debt plus shareholders’ equity on a comparable basis, with prior periods adjusted for the impairment charge). The Company’s management believes ROIC is a useful measure in providing investors with information regarding the Company’s performance. The Company’s calculation of ROIC could differ from the methods used by other companies.